Exhibit 10.2(i)

Form of Restricted Stock Award Agreement Pursuant to 1996 Stock Incentive Plan

NETBANK, INC.

RESTRICTED STOCK AWARD

This RESTRICTED STOCK AWARD (the “Award”) is made and entered into as of the            day of                                     ,                  by and between NetBank, Inc. (the “Company”), a Georgia corporation, and                                                            (the “Employee”).

Upon and subject to the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Award, the Company hereby awards as of the Grant Date to the Employee the Restricted Shares described below pursuant to the NetBank, Inc. 1996 Stock Incentive Plan (the “Plan”) in consideration of the Employee’s services to the Company (the “Restricted Stock Grant”).

A.	Grant Date: , .

B.	Restricted Shares: shares of the Company’s common stock (“Common Stock”), par value $.01.

C.

Vesting Schedule: The Restricted Shares shall vest according to the Vesting Schedule attached hereto as Schedule  1 hereto (the “Vesting Schedule”). The Restricted Shares which have become vested pursuant to the Vesting Schedule are herein referred to as the “Vested Restricted Shares.” The unvested Restricted Shares determined as of the Employee’s Termination of Service will be forfeited back to the Company.

IN WITNESS WHEREOF, the Company has signed and sealed this Award as of the Grant Date set forth above.

NETBANK, INC.

By:

Title:

ATTEST:

By:

Title:

[CORPORATE SEAL]

ADDITIONAL TERMS AND CONDITIONS OF

NETBANK, INC.

RESTRICTED STOCK AWARD

1.                                       Condition to Delivery of Restricted Shares.

(a)                                  Employee must deliver to the Company, within thirty (30) days after the earlier of (i) the date on which any Restricted Shares become Vested Restricted Shares, or (ii) the making of an election pursuant to Code Section 83(b) as to all or any portion of the Restricted Shares, either cash or a certified check payable to the Company in the amount of all tax withholding obligations (whether federal, state or local), imposed on the Company by reason of the vesting of the Restricted Shares, or the making of an election pursuant to Code Section 83(b), as applicable, except as provided in Section 1(b).

(b)                                 If the Employee does not make an election pursuant to Code Section 83(b), in lieu of paying the withholding tax obligation in cash or by certified check as described in Section 1(a), Employee may elect to have the actual number of Vested Restricted Shares reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the Vesting Date as determined by the Board of Directors, is sufficient to satisfy the amount of the tax withholding obligations imposed on the Company by reason of the vesting of the Restricted Shares (the “Withholding Election”). Employee may make a Withholding Election only if all of the following conditions are met:

(i)                                     the Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit A attached hereto; and

(ii)                                    any Withholding Election made will be irrevocable; however, the Board of Directors may, in its sole discretion, disapprove and give no effect to any Withholding Election.

2.                                       Restricted Shares Held by the Share Custodian. Employee hereby authorizes and directs the Company to deliver any share certificate issued by the Company to evidence Restricted Shares to the Secretary of the Company or such other officer of the Company as may be designated by the Committee (the “Share Custodian”) to be held by the Share Custodian until the Restricted Shares become Vested Restricted Shares in accordance with the Vesting Schedule. When the Restricted Shares become Vested Restricted Shares, the Share Custodian shall deliver the Restricted Shares to the Employee. In the event that the Employee forfeits any of the Restricted Shares, and the number of Vested Restricted Shares includes a fraction of a share, the Share Custodian shall not be required to deliver the fractional share, and the Company may pay the Employee the amount determined by the Company to be the estimated fair market value therefor. Employee hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of Employee with full power and authority to execute any stock transfer power or other instrument necessary to transfer the Restricted Shares to the Company in accordance with this Award, in the name, place, and stead of the Employee. The term of such appointment shall commence on the date of the Restricted Stock Grant and shall continue until the Restricted Shares are delivered to the Employee as provided above. During the period that the Share Custodian holds the shares of Common Stock subject to this Section 2, the Employee shall be entitled to all rights applicable to shares of Common Stock not so held, except as provided in this Award. In the event the number of shares of Common Stock is increased or reduced by a change in the par value, split-up, stock split, reverse stock split, reclassification, merger, reorganization, consolidation, or otherwise, and in such shares of Common Stock, the Employee agrees that any certificate representing shares of Common Stock or other securities of the Company issued as a result of any of the foregoing shall be delivered to the Share Custodian and shall be subject to all of the provisions of this Award as if initially granted thereunder.

3.                                       Dividends. The Employee shall be entitled to dividends paid on all Restricted Shares as and when declared and paid.

4.                                       Restrictions on Transfer of Restricted Shares.

(a)                                  General Restrictions. Except as provided by this Award, the Employee shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any Restricted Shares. Any such disposition not made in accordance with this Award shall be deemed null and void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and this Award, and any Restricted Shares so transferred will continue to be bound by the Plan and this Award. The Employee (and any subsequent holder of Restricted Shares) may not sell, pledge or otherwise directly or indirectly transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in any Restricted Shares except pursuant to the provisions of this Award. Any sale, pledge or other transfer (or any attempt to effect the same) of any Restricted Shares in violation of any provision of the Plan or this Award shall be void, and the Company shall not record such transfer, assignment, pledge or other disposition on its books or treat any purported transferee of such Restricted Shares as the owner of such Restricted Shares for any purpose.

(b)                                 Certain Permitted Transfers. The restrictions contained in this Section 4 will not apply with respect to transfers of the Restricted Shares pursuant to applicable laws of descent and distribution; provided that the restrictions contained in this Section 4 will continue to be applicable to the Restricted Shares after any such transfer; and provided further that the transferees of such the Restricted Shares must agree in writing to be bound by the provisions of the Plan and this Award.

5.                                       Additional Restrictions on Transfer.

(a)                                  In addition to any legends required under applicable securities laws, the certificates representing the Restricted Shares shall be endorsed with the following legend and the Employee shall not make any transfer of the Restricted Shares without first complying with the restrictions on transfer described in such legend:

TRANSFER IS RESTRICTED

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND FORFEITURE PROVISIONS WHICH ALSO APPLY TO THE TRANSFEREE AS SET FORTH IN A RESTRICTED STOCK AWARD, DATED                       , A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

(b)                                 Opinion of Counsel. No holder of Restricted Shares may sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in any Restricted Shares, except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

6.                                       Change in Capitalization.

(a)                                  The number and kind of Restricted Shares shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding is effected without receipt of consideration by the Company. No fractional shares shall be issued in making such adjustment. All adjustments made by the Committee under this Section shall be final, binding, and conclusive.

(b)                                 In the event of a merger or consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or a tender offer for shares of Common Stock, an appropriate adjustment may be made with respect to the Restricted Shares such that other securities, cash or other property may be substituted for the Common Stock held by the Employee pursuant to the Restricted Stock Grant.

(c)                                  The existence of the Plan and the Restricted Stock Grant shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

7.                                       Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, no Restricted Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which the Employee resides, and/or any other applicable securities laws.

8.                                       Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

9.                                       Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

10.                                 Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

11.                                 Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties with respect to the subject matter. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

12.                                 Violation. Any disposition of the Restricted Shares or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect.

13.                                 Headings and Capitalized Terms. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award. Capitalized terms used, but not defined, in this Award shall be given the meaning ascribed to them in the Plan

14                                    Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

15.                                 No Right to Continued Retention. Neither the establishment of the Plan nor the award of Restricted Shares hereunder shall be construed as giving Employee the right to any continued service relationship with the Company.

EXHIBIT A

NOTICE OF WITHHOLDING ELECTION

NETBANK, INC.

1996 STOCK INCENTIVE PLAN

TO:	NetBank, Inc.

FROM:

RE:                       Withholding Election

This election relates to the Restricted Stock Grant identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

☐                                    the original recipient of the Restricted Stock Grant.

☐                                    the legal representative of the estate of the original recipient of the Restricted Stock Grant.

☐                                    a legatee of the original recipient of the Restricted Stock Grant.

☐                                    the legal guardian of the original recipient of the Restricted Stock Grant.

(3)	The Restricted Stock Grant pursuant to which this election relates was issued under the NetBank, Inc. 1996

Stock Incentive Plan (the “Plan”) in the name of                                    for a total of                              shares of Common Stock. This election relates to              shares of Common Stock issued upon the vesting of the Restricted Shares, provided that the numbers set forth above shall be deemed changed as appropriate to reflect stock splits and other adjustments contemplated by the applicable Plan provisions.

(4)	I hereby elect to have certain of the shares withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

The fair market value of the shares to be withheld in addition to $                   in cash to be tendered to the Company by the recipient of the Restricted Stock Grant shall be equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election is made prior to the Tax Date and is otherwise timely made pursuant to
Section 1 of this Award and Section 5.1 of the Plan.

(7)	I further understand that, if this Withholding Election is not disapproved by the Committee, the Company shall withhold from the Common Stock a whole number of shares of Common Stock having the value specified in Paragraph 4 above.

(8)	The plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:

Signature:

Name (Printed)

Street Address

City, State, Zip Code

SCHEDULE 1

NETBANK, INC.

1996 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD

Vesting Schedule